                                                                   Exhibit 10.80

                                                                  Facility 81633
                                                                           -----

                AGREEMENT FOR CORPORATE am/pm NON-LESSEE DEALER


THIS AMENDMENT, dated _______________________, by and among Llo-Gas, Inc., a
                                                            -------------
corporation ("Corporation"),     John Castellucci      individual
                             -------------------------
("Shareholder(s)") and ARCO Products Company, a division of Atlantic Richfield, a Delaware corporation ("ARCO").


                                  WITNESSETH

WHEREAS Corporation and ARCO are parties to an am/pm Mini Market Agreement and a Contract Dealer Gasoline Agreement ("Store Agreement") dated January 9, 1995,
                                                             ---------------
providing for the operation of an am/pm Mini Market and a gasoline service station at premises located at 16096 Slover Avenue, Fontana, CA 92335
                               --------------------------------------

WHEREAS ARCO has entered into the Store Agreement with Corporation in reliance upon personal, active participation of Shareholder in the ownership and management of Corporation.

NOW THEREFORE, the parties hereto, each intending to be legally bound hereby, and for good and valuable consideration, hereby agree as follows:

1. Shareholder(s) and Corporation jointly and severally represent and warrant to ARCO that as of the date hereof.

     a. Corporation is duly organized and in good standing under the Laws of the State of N/A
                       ---

     b. Shareholder(s) as individual(s) own a combined total of 100% of the issued and outstanding voting stock of Corporation and own the number of shares and the percentage of total issued and outstanding shares indicated below. There are no other classes of stock of Corporation which have any voting rights.


                                   Number         Percentage of Total Issued
       Name                      of Shares           *& Outstanding Shares
       ----                      ---------           ---------------------

  John Castellucci                  750                          100%
----------------------         -------------         ---------------------

Corporation and Shareholders acknowledge that, pursuant to Article 17 of the Store Agreement, the Store Agreement may not be assigned without the prior written consent of ARCO which consent shall not be unreasonably withheld.

For purposes of Section 17 of the Store Agreement, any transfer of stock, issuance of additional stock, change in rights of any class of series of stock of contractual agreement affecting stock rights which results in present Shareholder(s) as an individual (or group) owning legally or beneficially having voting control of less than 100% of the stock of the Corporation shall be deemed an assignment of Operator's rights under the Store Agreement.

For purposes of this Agreement (Section 17.02) of the Store Agreement, N/A is
                                                                       ---
the officer and shareholder of the Corporation who is the Corporate Designee (applies to more than one shareholder only).


     c. The Corporate Designee presently is an officer of the Corporation and holds the following office or offices of Corporation:

                                      N/A
                                      ---
                  (applies to more than one shareholder only)

     d. This Agreement has been duly authorized by Corporation and the Corporate Designee (or Single Shareholder), as the person executing this Agreement, has specific authority to execute this agreement on behalf of Corporation.

2. Shareholder and Shareholder's spouse (if any) shall execute concurrently herewith a Guarantee Agreement in the form attached hereto as Exhibit "A" and incorporated herein by reference.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above stated.


ARCO Products Company,                              Franchisee
a division of AtlanticRichfieldCompany              Llo-Gas, Inc.



     /s/ Connie Carroll            1/19/00               1-12-2000
------------------------------------------          ----------------------------
                               Date                                     Date

     /s/ Wilma Caleron             1/19/00



                                                    /s/ John Castellucci
     /s/ [illegible]             1-12-2000          John Castellucci - President
-----------------------------------------------     ----------------------------
Witness                        Date                 Typed Name & Title

                                                                  Facility 81633
                                                                           -----


                           ASSIGNMENT AND ASSUMPTION
                        OF NON-LESSEE am/pm AGREEMENTS


This agreement, dated _______________________ between Time Out, LLC, a Limited Liability Company (individually or collectively "Assignor"), and Llo-Gas, Inc., a corporation, (individually or collectively "Assignee").


                                    WITNESS
                                    -------


A. Assignor is a party to the following agreements with ARCO Products Company, a division of Atlantic Richfield Company ("ARCO") pertaining to the operation of the facility located at 16096 Slover Ave., Fontana, California 92335.

     1.   am/pm Mini-Market Agreement, dated January 9, 1995, (and any and all
                                             ---------------
          amendments and addenda thereto); and

     2.   Contract Dealer Gasoline Agreement, dated January 9, 1995, (and any
                                                    ---------------
          and all amendments and addenda thereto); and

     3. Addendum to Contract Dealer Gasoline Agreement (Paypoint Network Non-Lessee Retailer) dated January 9, 1995, and any and all amendments and
                                 ---------------
          addenda thereto;


     Assignee acknowledges receipt from Assignor of legible copies of each of the foregoing agreements, and all amendments and addenda thereto, which are collectively referred to herein as the "am/pm Agreements."

B. Assignor desires to assign to Assignee and Assignee desires to assume the assignment of the am/pm Agreements, subject to obtaining the consent of ARCO.

C. Assignee acknowledges that no representations or promises have been made to Assignee by anyone that the am/pm Agreements, or any of them, will be renewed or extended beyond the expiration date contained in said agreements.

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants herein contained agree as follows:

     1. Assignor hereby assigns to Assignee, effective _____________________ or if the unconditional written date of such date, effective on the date of such unconditional consent as provided in Paragraph 3 below, all of Assignor's rights, title and interest in and to the am/pm Agreements.

     2. Assignee hereby assumes and covenants to perform all of Assignor's obligations under the am/pm Agreements from and after the effective date of assignment hereunder.

     3 Assignor and Assignee hereby acknowledge that this assignment is subject to obtaining the express written, unconditional consent of ARCO and that unless and until such consent of ARCO is obtained and unconditionally effective, this assignment shall not be effective for any purpose if the written, unconditional consent of ARCO has not been obtained within 15 business days after ARCO's written, conditional consent, if any, to the assignment.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the date first above written.


Witness:                                     Assignor(s):



     /s/ [illegible]                                /s/ [illegible]
-----------------------------                ---------------------------------
                                                      Time Out, LLC






Witness:                                     Assignee(s):



     /s/ [illegible]                                /s/ John Castellucci
-----------------------------                ---------------------------------
                                                      Llo-Gas, Inc.